UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Section 240.14a-12

MasTec, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MasTec, Inc.

800 South Douglas 12th Floor

Coral Gables FL 33314

SUPPLEMENT TO PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 15, 2020

May 4, 2020

The following Notice of Change of Location relates to the proxy statement of MasTec, Inc. (the “Company”), dated April 2, 2020 (the “Proxy Statement”), furnished to the shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on Friday, May 15, 2020 (the “Annual Meeting”). This supplement is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about May 4, 2020.

PLEASE READ THE FOLLOWING NOTICE CAREFULLY IN CONJUNCTION WITH

THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON FRIDAY, MAY 15, 2020

To the Shareholders of MasTec, Inc.,

Due to the ongoing public health impact of the COVID-19 pandemic, and to support the health and well-being of our directors, officers, employees and shareholders, NOTICE IS HEREBY GIVEN that the location of the Annual Meeting of Shareholders (the “Annual Meeting”) of MasTec, Inc. (the “Company”), has been changed. As previously announced, the Annual Meeting will be held on Friday, May 15, 2020 at 9:30 a.m., Eastern Time. We have made the decision that this year’s Annual Meeting will now be held solely by remote communication, in a “virtual only” format, on the date and at the time previously announced. The Annual Meeting will not be held at a physical location and you will not be able to attend the Annual Meeting physically. This does not represent a change in our shareholder engagement philosophy and we expect to resume our in-person shareholder meetings next year.

As described in the Proxy Materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a shareholder as of the close of business on March 12, 2020, the record date (the “Record Date”), or hold a legal proxy for the meeting provided by your bank, broker, or nominee.

In order to attend the virtual Annual Meeting, shareholders of record as of the close of business on March 12, 2020 must register via the internet at www.virtualshareholdermeeting.com/MTZ2020. Once registered, shareholders can attend and vote at the virtual Annual Meeting via the internet. You may vote during the virtual Annual Meeting by following the instructions available on the meeting website. If you encounter any difficulties accessing the virtual meeting, follow instructions provided on www.virtualshareholdermeeting.com/MTZ2020.

A list of shareholders of record as of the Record Date will be available for inspection by shareholders during the Annual Meeting on the Annual Meeting website. Requests to access the list during the 10 days prior to the date of the Annual Meeting should be directed to the Corporate Secretary at Secretary@MasTec.com.

It is important that you read the Proxy Materials previously made available to you, including the Company’s Notice of 2020 Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Annual Report on Form 10-K (collectively, the “Proxy Materials”), and we encourage you to vote your shares of common stock in advance of the Annual Meeting by one of the methods described in the Proxy Materials. If you have already voted, you do not need to take any action unless you wish to change your vote. Proxy voting forms already returned by shareholders will remain valid and will be voted at the Annual Meeting unless revoked. The Proxy Card included with the Proxy Materials will not be updated to reflect the change in location. You may continue to use the Proxy Card to vote your shares of common stock in connection with the Annual Meeting. On May 4, 2020, the Company issued a press release regarding the above matters, which is attached to this notice as Annex A.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE AND SUBMIT YOUR PROXY IN ADVANCE OF THE MEETING BY ONE OF THE METHODS DESCRIBED IN THE PROXY MATERIALS.

By order of the Board of Directors,

Alberto de Cardenas, Secretary

May 4, 2020

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting to be Held on May 15, 2020: The Annual Meeting on May 15, 2020 at 9:30 a.m., Eastern Time, will be available remotely at www.virtualshareholdermeeting.com/MTZ2020. Our Proxy Materials (Notice of 2020 Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Annual Report on Form 10-K) are available at www.proxyvote.com.

Annex A

Contact: J. Marc Lewis, Vice President-Investor Relations 305-406-1815 305-406-1886 fax marc.lewis@mastec.com	800 S. Douglas Road, 12th Floor Coral Gables, Florida 33134 Tel. 305-599-1800 Fax: 305-406-1960 www.mastec.com

For Immediate Release

MasTec Announces Conversion of Its Annual Meeting of Shareholders to Virtual Event

Coral Gables, FL (May 4, 2020) — MasTec, Inc. (NYSE: MTZ) (the “Company”) today announced that due to the ongoing public health impact of the COVID-19 pandemic, and to support the health and well-being of its directors, officers, employees and shareholders, the location of the Annual Meeting of Shareholders (the “Annual Meeting”) of the Company has been changed. As previously announced, the Annual Meeting will be held on Friday, May 15, 2020 at 9:30 a.m., Eastern Time. We have made the decision that this year’s Annual Meeting will now be held solely by remote communication, in a “virtual only” format, on the date and at the time previously announced. The Annual Meeting will not be held at a physical location and you will not be able to attend the Annual Meeting physically. This does not represent a change in our shareholder engagement philosophy, and we expect to resume our in-person shareholder meetings next year.

As described in the Proxy Materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a shareholder as of the close of business on March 12, 2020, the record date (the “Record Date”), or hold a legal proxy for the meeting provided by your bank, broker, or nominee.

In order to attend the virtual Annual Meeting, shareholders of record as of the close of business on March 12, 2020 must register via the internet at www.virtualshareholdermeeting.com/MTZ2020. Once registered, shareholders can attend and vote at the virtual Annual Meeting via the internet. You may vote during the virtual Annual Meeting by following the instructions available on the meeting website. If you encounter any difficulties accessing the virtual meeting, follow instructions provided on www.virtualshareholdermeeting.com/MTZ2020.

A list of shareholders of record as of the Record Date will be available for inspection by shareholders during the Annual Meeting on the Annual Meeting website. Requests to access the list during the 10 days prior to the date of the Annual Meeting should be directed to the Corporate Secretary at Secretary@MasTec.com.

It is important that you read the Proxy Materials previously made available to you, including the Company’s Notice of 2020 Annual Meeting of Shareholders, ProxyStatement, Proxy Card and Annual Report on Form 10-K (collectively, the “Proxy Materials”), and we encourage you to vote your shares of common stock in advance of the Annual Meeting by one of the methods described in the Proxy Materials. If you have already voted, you do not need to take any action unless you wish to change your vote. Proxy voting forms already returned by shareholders will remain valid and will be voted at the Annual Meeting unless revoked. The Proxy Card included with the Proxy Materials will not be updated to reflect the change in location. You may continue to use the Proxy Card to vote your shares of common stock in connection with the Annual Meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE AND SUBMIT YOUR PROXY IN ADVANCE OF THE MEETING BY ONE OF THE METHODS DESCRIBED IN THE PROXY MATERIALS.

MasTec, Inc. is a leading infrastructure construction company operating mainly throughout North America across a range of industries. The Company’s primary activities include the engineering, building, installation, maintenance and upgrade of communications, energy and utility and other infrastructure, such as: wireless, wireline/fiber, satellite communications and customer fulfillment activities; petroleum and natural gas pipeline infrastructure; electrical utility transmission and distribution; power generation; and industrial infrastructure. MasTec’s customers are primarily in these industries. The Company’s corporate website is located at www.mastec.com. The Company’s website should be considered as a recognized channel of distribution, and the Company may periodically post important, or supplemental, information regarding contracts, awards or other related news and webcasts on the Events & Presentations page in the Investors section therein.